                                                                     Exhbit 10.1

                               SENIOR SECURED NOTE

U.S.$585,000.00                                                December 13, 2004

     FOR VALUE  RECEIVED,  and intending to be legally bound,  the  undersigned,
DATATEC SYSTEMS,  INC., a Delaware  corporation,  and DATATEC INDUSTRIES INC., a
New Jersey corporation (each of the foregoing,  a "BORROWER" and,  collectively, the  "BORROWERS"),  hereby promise to pay, in lawful money of the United States, to the order of ALPINE  ASSOCIATES,  A LIMITED  PARTNERSHIP  (together  with its successors  and  assigns,  the  "LENDER"),  the  principal  sum of FIVE  HUNDRED
EIGHTY-FIVE  THOUSAND AND 00/100 DOLLARS  ($585,000.00) on January 12, 2005 (the
"MATURITY DATE"), together with interest thereon and other amounts due hereunder in accordance with the payment  provisions  hereinafter set forth in this Senior
Secured Note (this "NOTE").

          1.1  TERMS OF NOTE.

          (a)  JOINT AND SEVERAL  LIABILITY.  Each Borrower shall be jointly and severally  liable to the Lender for all the principal  amount of this Note,  all interest thereon, and all other amounts due and owning to the Lender hereunder.

          (b)  PAYMENT OF PRINCIPAL. If not sooner repaid or prepaid in whole or in part, the principal balance hereunder shall be paid together with any accrued and unpaid  interest  thereon  and any other  amounts  due and owning in respect thereof on the Maturity Date.

          (c)  PAYMENT  OF  INTEREST.  The  Borrowers  shall  pay to the  Lender interest  on the  unpaid  principal  balance  of this Note at the rate per annum equal to the  greater  of (i) ten  percent  (10.00%)  or (ii)  LIBOR  plus seven percent  (7.00%).  All accrued and unpaid interest in respect of this Note shall be due and payable on the  Maturity  Date.  For  purposes of this Note,  "LIBOR"
means for the date  hereof  and on the 13th day of each month (or if such day is not a business  day, the next  preceding  business  day)  subsequent to the date hereof, (a) the rate per annum (rounded to the nearest 1/100 of 1%) equal to the rate  determined  by the Lender to be the offered rate which appears on the page of the Telerate  Screen which displays an average  British  Bankers  Association
Interest Settlement Rate (such page currently being page number 3740 or 3750, as applicable)  for deposits  (for delivery on the first day of such period) with a term  equivalent  to one  months  in United  States  dollars,  determined  as of approximately  11:00 a.m.  (London,  England  time) on such date,  or (b) in the event the rate  referenced in the  preceding  clause (a) does not appear on such page or service or if such page or service shall cease to be available, the rate per annum  (rounded to the nearest 1/100 of 1%) equal to the rate  determined by the Lender to be the  offered  rate on such other  page or other  service  which displays an average British  Bankers  Association  Interest  Settlement Rate for
deposits (for  delivery on the first day of such period) with a term  equivalent to one month in United States dollars, determined as of approximately 11:00 a.m.
(London, England time) on such date.

          (d)  COMPUTATION  OF INTEREST.  Interest  hereunder  shall be computed monthly  on the  basis  of a year of 360  days  for the  actual  number  of days elapsed.  If the due date for the payment of  principal is extended by operation of law, interest shall be payable for such extended time.

          (e)  ADDITIONAL PAYMENTS OR CHARGES.  Borrowers further promise to pay to the Lender,  immediately  upon  demand,  any other sums and charges  that may
become  due  and  payable  under  this  Note,  and  all  reasonable   costs  and
disbursements  in connection with (a) the preparation of this Note and the other
Note  Documents,  (b) the collection of any payments due under this Note and the other Note Documents and (c) any action, suit or proceeding to protect,  sustain or enforce the rights and  remedies of Lender under this Note and the other Note
Documents.

          (f)  PAYMENT TERMS.  All payments made hereunder  shall be made to the
Lender at its account at BANK OF NEW YORK, ONE WALL STREET,  NEW YORK, NEW YORK,
10286, ABA# 021 000 018, ACCT# 866 1151 510, ACCOUNT NAME: ALPINE ASSOCIATES, LP
(or such other  account as the Lender may direct the Borrowers in writing) on or before  2:00 p.m.  (New York City time) on the  Maturity  Date,  in  immediately available  funds in  Dollars,  and free and clear of, and without  deduction  or withholding for, any taxes or other payments.

          (g)  DEFAULT  RATE.  Interest will be assessed on any amounts owing in respect of this Note or any other Note Document  which remain unpaid on the date such amounts are due,  whether by acceleration or otherwise,  at a rate which is
4% in excess of the rate otherwise charged hereunder (the "DEFAULT Rate").  Such
Default Rate shall also be charged on the amounts  owed by the  Borrowers to the
Lender pursuant to any judgments  entered in favor of the Lender with respect to this Note.

          (h)  PREPAYMENT.  This Note may be prepaid by the Borrowers,  in whole or in part, at any time without premium or penalty.  Accrued and unpaid interest with respect to any  principal  amount  prepaid  shall be due and payable on the date of such prepayment.

          (i)  USE OF  PROCEEDS.  The  Borrowers  shall use the proceeds of this
Note as set forth on Exhibit 1 hereto.

          (j)  FEE.  The  Borrowers  agree  to pay to the  Lender,  on the  date hereof, a fee of $15,000,which may be deducted from the disbursement of proceeds of this Note.

          (k)  SECURITY INTEREST.  The Borrowers' obligations in respect of this
Note shall be secured by  substantially  all of the assets of the  Borrowers  as provided in the  Security and Pledge  Agreement,  dated as of December 13, 2004, made by the Borrowers to the Lender (the "SECURITY AGREEMENT").

          (l)  SUBORDINATION.  The Borrowers  acknowledge  that (i) this Note is senior to all liabilities and obligations of the Borrowers to Eagle  Acquisition
Partners,  Inc.  ("EAGLE")  pursuant  to  the  Subordination  and  Intercreditor
Agreement,  dated as of December 13, 2004,  among the Borrowers,  the Lender and
Eagle (the  "SUBORDINATION  AGREEMENT" and, together with the Security Agreement and this Note, the "NOTE  DOCUMENTS") and (ii) the execution and delivery of the
Subordination  Agreement  by Eagle and the  Borrowers  is a  condition  to,  and material inducement for, the Lender agreeing to make the loans evidenced by this
Note.

          1.2  DEFAULT.  The  occurrence  of any one or  more  of the  following events shall constitute an "EVENT OF DEFAULT":

          (a)  Either Borrower shall have failed to pay any amount due and owing in respect of this Note or any other Note Document on the date when due.

          (b)  Any  warranty,   representation,   or  other  statement  made  or
furnished  to  Lender  by or on behalf  of any  Borrower  or in any  instrument, certificate or financial  statement furnished in compliance with or in reference to this Note or any of the other  Note  Documents  proves to have been  false or misleading in any material respect when made or furnished.

          (c)  There shall occur any material loss, theft, damage or destruction not fully  covered by insurance  (as required by this  Agreement  and subject to such deductibles as Lender shall have agreed to in writing),  or any sale, lease or encumbrance  of any of the Collateral (as defined in the Security  Agreement)
or the making of any levy, seizure, or attachment thereof or thereon

          (d)  Either  Borrower  shall use the proceeds of this Note in a manner other than as provided in Section 1.1(i).

          (e)  Any Event of Default (as defined  thereunder) shall have occurred and is continuing  under the Debtor In Possession  Revolving  Credit  Agreement,
dated as of December 14, 2004, among the Borrowers and the Lender.

          (f)  Either  Borrower or Eagle shall fail or neglect to perform,  keep or observe any covenant contained herein or in any other Note Document.

          1.3  REMEDIES.

          (a)  REMEDIES. Upon and during the continuance of an Event of Default, the Lender,  at its option,  may exercise any and all rights and remedies it has under the Note and the other Note Documents,  including, without limitation, (i)
the right to  accelerate  the principal of this Note  (whereupon  the same shall become, forthwith due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby  expressly  waived by the Borrowers;
provided  that upon the  occurrence  of an event of default  described in 1.2(g)
above the Note shall be immediately  due and payable  without  further  action),
(ii) the right to charge and collect  interest on the  principal  portion of the amounts  outstanding  hereunder  at the Default  Rate;  and (iii) all rights and remedies the Lender may have under the Security Agreement. Upon and following an
Event of Default,  the Lender may  proceed to protect  and enforce the  Lender's rights  hereunder  and/or under  applicable law by action at law, in equity,  or other  appropriate  proceeding,  including,  without  limitation,  an action for specific  performance  to enforce  or aid in the  enforcement  of any  provision contained herein.

          (b)  REMEDIES CUMULATIVE;  NO WAIVER; NO DEFENSES.  The rights, powers and  remedies  of the  Lender  provided  in this  Note  are  cumulative  and not exclusive of any right, power or remedy provided by law or equity. No failure or delay on the part of the Lender in the  exercise  of any right,  power or remedy shall  operate as a waiver  thereof,  nor shall any  single or partial  exercise preclude  any other or further  exercise  thereof,  or the exercise of any other right,  power or remedy.  The obligations of each Borrower under this Note shall not be subject to any  counterclaim  or defense to payment  that any Borrower no has or may have in the future.

          1.4  MISCELLANEOUS.

          (a)  LOST,  STOLEN  MUTILATED OR DESTROYED NOTE. In the case that this
Note shall be lost, stolen,  mutilated or destroyed, the Borrowers shall issue a new Note of like date,  tenor and  denomination and deliver the same in exchange and substitution for and upon surrender and cancellation of such mutilated Note, or if this Note is lost,  stolen or  destroyed,  upon  receipt  of an  affidavit executed by an officer of the Lender of the loss,  theft or  destruction of this
Note.

          (b)  NOTICES.  All notice,  requests and other  communications  to any
party  hereunder  shall  be  in  writing  (including  electronic   transmission,
facsimile transmission,  or similar writing) and shall be give to such party (a)
in the case of the Lender to: Alpine Associates, LP, 100 Union Avenue Cresskill,
New  Jersey   07626,   Attn:   Mr.   Ken   Grossman   Telephone:   201-871-2200;
Facsimile:201-871-2741,  with a copy to  Vinson  &  Elkins,  L.L.P.,  666  Fifth
Avenue,  New York, New York, 10103,  Attn: Steven  Abramowitz,  Esq.,  Facsimile
212-237-0100;  and (b) if to the Borrowers: DataTec Systems, Inc., 1275 Alderman
Drive,  Alpharetta,  Georgia 30005,  Attn: Chief Executive  Officer;  Telephone:
(770) 667-8488;  Facsimile:(770) 667-8288, with a copy to Lowenstein Sandler PC,
65 Livingston Avenue,  Roseland, NJ 07068, Attn:Bruce Buechler, Esq., Facsimile:
973-597-2400.

          (c)  GOVERNING  LAW.  THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN
ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

          (d)  AMENDMENT;  WAIVER.  No amendment of this Note,  and no waiver of any one or more of the provisions  hereof shall be effective unless set forth in writing and signed by the parties hereto.

          (e)  SUCCESSORS AND ASSIGNS.  This Note (a) shall be binding upon each
Borrower and its  successors and permitted  assigns,  and (b) shall inure to the benefit of the Lender and its successors and assigns;  provided,  however,  that neither Borrower may assign its rights or obligations  hereunder or any interest herein without the prior written consent of the Lender,  and any such assignment or attempted  assignment by either  Borrower shall be void and of no effect with respect to the Lender.

          (f)  HEADINGS.  The  headings of  sections  and  paragraphs  have been included herein for convenience only and shall not be considered in interpreting this Note.

          (g)  SUBMISSION TO JURISDICTION.  Each Borrower hereby irrevocably and unconditionally:  (i) submits for itself and its property in any legal action or proceeding relating to this Note (including any counterclaim brought in any such action or  proceeding),  or for  recognition  and enforcement of any judgment in respect  thereof,  to the  non-exclusive  general  jurisdiction of United States
Federal or New York State court sitting in the New York County , New York;  (ii)
consents that any such action or proceeding  may be brought in such courts,  and waives any objection  that it may now or hereafter have to the venue of any such action or  proceeding  in any such court or that such action or  proceeding  was brought  in an  inconvenient  forum and  agrees  not to plead or claim the same;
(iii)  agrees that  service of process in any such action or  proceeding  may be effected  by mailing a copy  thereof by  registered  or  certified  mail (or any substantially  similar form of mail), postage prepaid, to the Borrowers at their address set forth above or at such other  address of which the Lender shall have been notified in writing;  and (iv) agrees that nothing  herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction.

          (h)  COPY OF NOTE ENFORCEABLE. A facsimile,  counterpart or other copy of the this Note shall be enforceable as if such facsimile, counterpart or other copy were the original copy of this Note.

          (i)  JURY TRIAL WAIVER.  EACH BORROWER AND, BY ITS  ACCEPTANCE OF THIS
NOTE,  THE LENDER HAVE  KNOWINGLY,  VOLUNTARILY,  AND  INTENTIONALLY  WAIVED ANY
RIGHTS  THEY MAY  HAVE TO A TRIAL BY JURY IN  RESPECT  OF ANY  LITIGATION  BASED
HEREON OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS NOTE OR ANY COURSE OF
CONDUCT,  COURSE OF DEALING,  STATEMENTS (WHETHER ORAL OR WRITTEN. EACH BORROWER
ACKNOWLEDGES  AND AGREES THAT THIS SECTION IS A SPECIFIC AND MATERIAL  ASPECT OF
THIS NOTE AND THAT THE LENDER  WOULD NOT EXTEND  CREDIT TO SUCH  BORROWER IF THE
WAIVERS SET FORTH IN THIS SECTION WERE NOT A PART OF THIS NOTE.

IN WITNESS WHEREOF,  each Borrower has duly executed and delivered to the Lender this Note as of the day and year first above written.

                          DATATEC SYSTEMS, INC., a Delaware corporation

                          By:         ___________________________
                          Name:       ___________________________
                          Title:      ___________________________

                          DATATEC INDUSTRIES, INC., a New Jersey corporation

                          By:         ___________________________
                          Name:       ___________________________
                          Title:      ___________________________